HALE AND DORR LLP
                               COUNSELLORS AT LAW

                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                        617-526-6000 o FAX 617-526-5000


                                                        CHARLES F. MCCAIN, II

                                                             617-526-6276
                                                     charles.mccain@haledorr.com



                                                  May 6, 2002


Corporate Governance Department
New York Stock Exchange
20 Broad Street, 27th Floor
New York, NY 10005

RE:  The France Growth Fund. Inc. (NYSE: FRF); Notice of Bylaw Amendment.
     --------------------------------------------------------------------


Dear Sir/Madam:


     We are filing on behalf of our client, The France Growth Fund, Inc., a certified copy of the Fifth Amended and Restate Bylaws of The France Growth Fund, Inc. The purpose of this filing is to report an amendment to Article II
Section 2 of the Bylaws to permit the annual meeting of stockholders to be held in June as opposed to May each year. The France Growth Fund, Inc. is a New York Stock Exchange listed company trading with the symbol "FRF".

     Please do not hesitate to call if you have any questions.


                                             Yours sincerely,


                                             Charles F. McCain


Enclosure

cc: Steven M. Cancro, Esq.








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--------------------------------------------------------------------------------
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






                       FIFTH AMENDED AND RESTATED BYLAWS

                                       OF

                          THE FRANCE GROWTH FUND, INC.

                            (a Maryland corporation)




                          AMENDED AS OF APRIL 30, 2002

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE I    NAME OF CORPORATION, LOCATION OF OFFICES AND SEAL................1
  Section 1.   Name ..........................................................1
  Section 2.   Principal and Other Offices....................................1
  Section 3.   Seal...........................................................1
ARTICLE II   STOCKHOLDERS ....................................................1
  Section 1.   Place..........................................................1
  Section 2.   Annual Meetings................................................2
  Section 3.   Special Meetings. .............................................2
  Section 4.   Notice of Meetings.............................................4
  Section 5.   Scope of Notice................................................4
  Section 6.   Organization...................................................4
  Section 7.   Voting ........................................................5
  Section 8.   Proxies........................................................5
  Section 9.   Quorum ........................................................6
  Section 10.  Voting of Stock by Certain Holders.............................6
  Section 11.  Fixing of Record Date..........................................6
  Section 12.  Inspectors...............,.....................................6
  Section 13.  Nominations and Proposals by Stockholders......................7
  Section 14.  Voting by Ballot...............................................9
  Section 15.  Consent of Stockholders in Lieu of Meeting ...................10
  Section 16.  Stock Ledger and List of Stockholders ........................10
ARTICLE III  BOARD OF DIRECTORS..............................................10
  Section 1.   General Powers................................................10
  Section 2.   Number of Directors...........................................10
  Section 3.   Term of Directors.............................................10
  Section 4.   Removal of Directors..........................................11
  Section 5.   Resignation. .................................................11
  Section 6.   Vacancies ....................................................11
  Section 7.   Place of Meetings.............................................11
  Section 8.   Regular Meetings..............................................11
  Section 9.   Special Meetings..............................................12
  Section 10.  Notice........................................................12
  Section 11.  Quorum and Voting.............................................12
  Section 12.  Organization..................................................13
  Section 13.  Compensation ............................................... .13
  Section 14.  Investment Policies...........................................13
  Section 15.  Power to Issue and Sell Stock................................ 14
  Section 16.  Executive Committee...........................................14
  Section 17.  Other Committees..............................................14
  Section 18.  Meetings by Conference Telephone .............................14

  Section 19.  Written Consent of Directors in Lieu of a Meeting ............15
  Section 20.  Reliance......................................................15
  Section 21.  Certain Rights of Directors, Officers, Employees and Agents ..15
ARTICLE IV   OFFICERS, AGENTS AND EMPLOYEES .................................15
  Section 1.   Number, Election, Qualifications .............................15
  Section 2.   Resignations..................................................16
  Section 3.   Removal of Officer, Agent or Employee ........................16
  Section 4.   Vacancies ....................................................16
  Section 5.   Compensation .................................................16
  Section 6.   Bonds or Other Security.......................................16
  Section 7.   President. ...................................................16
  Section 8.   Vice President ...............................................17
  Section 9.   Treasurer and Assistant Treasurers ...........................17
  Section 10.  Secretary and Assistant Secretaries ..........................18
  Section 11.  Delegation of Duties .........................................18
ARTICLE V    INDEMNIFICATION AND INSURANCE ..................................18
  Section 1.   Indemnification...............................................18
  Section 2.   Exemption from Liability .....................................19
  Section 3.   Insurance.....................................................20
ARTICLE VI   CAPITAL STOCK...................................................20
  Section 1.   Stock Certificates ...........................................20
  Section 2.   Transfer of Shares ...........................................21
  Section 3.   Stock Ledgers.................................................21
  Section 4.   Lost, Destroyed or Mutilated Certificates.....................21
ARTICLE VII  FISCAL YEAR.....................................................21
ARTICLE VIII CUSTODIANS .....................................................22
  Section 1.   Qualifications and Duties.....................................22
  Section 2.   Resignation, Change or Inability to Serve ....................22
ARTICLE IX   EXECUTION OF INSTRUMENTS........................................22
  Section 1.   Checks, Notes, Drafts, Etc....................................22
  Section 2.   Sale or Transfer of Securities................................22
ARTICLE X    INDEPENDENT PUBLIC ACCOUNTANTS..................................23
ARTICLE XI   NET ASSET VALUE.................................................23
ARTICLE XII  AMENDMENTS .....................................................23
  Section 1.   General.......................................................23
  Section 2.   By Stockholders Only..........................................23

                       FIFTH AMENDED AND RESTATED BYLAWS

                                       OF

                          THE FRANCE GROWTH FUND, INC.

                            (a Maryland corporation)

                          AMENDED AS OF APRIL 30, 2002

                                     *****

                                   ARTICLE I

               NAME OF CORPORATION. LOCATION OF OFFICES AND SEAL


     Section 1. NAME. The name of the Corporation is The France Growth Fund,
Inc.

     Section 2. PRINCIPAL AND OTHER OFFICES. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

     Section 3. SEAL. The seal of the Corporation shall be circular in form and shall bear, in addition to any other emblem or device approved by the Board of Directors, the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Maryland". The form of the seal shall be subject to alteration by the Board of Directors and the seal may be used by causing it or a facsimile to be impressed or affixed or otherwise reproduced.

     Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.


                                   ARTICLE II

                                  STOCKHOLDERS

     Section 1. PLACE. All meetings of Stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be determined by the Board of Directors and stated in the notice of the meeting.

     Section 2. ANNUAL MEETINGS. An annual meeting of the Stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on a date and at the time set by the Board of Directors during the month of June in each year.

     Section 3. SPECIAL MEETINGS.

          (a) General. Special meetings of the Stockholders may be called at any time by the Chairman of the Board, the President or the Board of Directors. Subject to subsection (b) of this Section 3 and pursuant to Article SECOND of the Articles Supplementary accepted for record by the State Department of Assessments and Taxation (the "SDAT") as of June 15,2000, a special meeting of Stockholders shall also be called by the Secretary of the Corporation upon the written request of the Stockholders entitled to cast not less than forty percent of all the votes entitled to be cast at such meeting.

          (b) STOCKHOLDER REQUESTED SPECIAL MEETINGS.

               (1) Any Stockholder of record seeking to have Stockholders request a special meeting shall, by sending written notice to the Secretary (the "Record Date Request Notice") by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the Stockholders entitled to request a special meeting (the "Request Record Date"). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more Stockholders of record as of the date of signature (or their duly authorized agents), shall bear the date of signature of each such Stockholder (or other agent) and shall set forth all information relating to each such Stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder. Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date and make a public announcement of such Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which the Record Date Request Notice is received by the Secretary.

               (2) In order for any Stockholder to request a special meeting, one or more written requests for a special meeting signed by Stockholders of record (or their duly authorized agents) as of the Request Record Date entitled to cast not less than a majority (the "Special Meeting Percentage") of all of the votes entitled to be cast at such meeting (the "Special Meeting Request") shall be delivered to the Secretary. In addition, the Special Meeting Request shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to the matters set forth in the Record Date Request Notice received by the Secretary), shall bear the date of signature of each such Stockholder (or other agent) signing the Special Meeting Request, shall set forth the name and address, as they appear in the Corporation's books, of each Stockholder signing such request (or on whose behalf the Special Meeting Request is signed) and the class and number of shares of stock of the Corporation which are owned of record and beneficially by each such Stockholder, shall be sent to the Secretary by registered mail, return receipt requested, and shall be received by the Secretary within 60 days after the Request Record Date. Any requesting Stockholder may revoke his, her or its request for a special meeting at any time by written revocation delivered to the Secretary.

               (3) The Secretary shall inform the requesting Stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Corporation's proxy materials). The Secretary shall not be required to call a special meeting upon Stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the Secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.

               (4) Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the President, Chairman of the Board or Board of Directors, whoever has called the meeting. In the case of any special meeting called by the Secretary upon the request of Stockholders (a "Stockholder Requested Meeting"), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; PROVIDED, however, that the date of any Stockholder Requested Meeting shall be not more than 90 days after the record date for such meeting (the "Meeting Record Date"); and PROVIDED FURTHER that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the Secretary (the "Delivery Date"), a date and time for a Stockholder Requested Meeting, then such meeting shall be held at 2:00 p.m. local time on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and PROVIDED FURTHER that in the event that the Board of Directors fails to designate a place for a Stockholder Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive offices of the Corporation. In fixing a date for any special meeting, the President, Chairman of the Board or Board of Directors may consider such factors as he, she or it deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for a meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date.

               (5) If at any time as a result of written revocations of requests for the special meeting, Stockholders of record (or their duly authorized agents) as of the Request Record Date entitled to cast less than the Special Meeting Percentage shall have delivered and not revoked requests for a special meeting, the Secretary may refrain from mailing the notice of the meeting or, if the notice of the meeting has been mailed, the Secretary may revoke the notice of the meeting at any time before ten days before the meeting if the Secretary has first sent to all other requesting Stockholders written notice of such revocation and of intention to revoke the notice of the meeting. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting.

               (6) The Chairman of the Board of Directors, the President or the Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the Secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the Secretary until the earlier of (i) five Business Days after receipt by the Secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the Secretary represent at least a majority of the issued and outstanding shares of stock that would be entitled to vote at such meeting. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any Stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and ..the seeking of injunctive relief in such litigation).

               (7) For purposes of these Bylaws, "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     Section 4. NOTICE OF MEETINGS. Not less than ten nor more than 90 days before each meeting of Stockholders, the Secretary shall give to each Stockholder entitled to vote at such meeting and to each Stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail or by presenting it to such Stockholder personally or by leaving it at the Stockholder's residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Stockholder's address as it appears on the records of the Corporation, with postage thereon prepaid.

     Section 5. SCOPE OF NOTICE. Any business of the Corporation may be transacted at an annual meeting of Stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of Stockholders except as specifically designated in the notice.

     Section 6. ORGANIZATION. Every meeting of Stockholders shall be conducted by the Chairman of the Board of Directors (if one has been designated by the Board of Directors) or, in the case of a vacancy in the office or absence of the Chairman of the Board, by one of the following officers present at the meeting: the President, the Vice Presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the Stockholders by the vote of a majority of the votes cast by Stockholders present in person or by proxy. The Secretary, or, in the Secretary's absence, an Assistant Secretary, or in the absence of both the Secretary and Assistant Secretaries, a person appointed by the Board of Directors or, in the absence of such appointment, a person appointed by the chairman of the meeting shall act as Secretary. In the event that the Secretary presides at a meeting of the Stockholders, an Assistant Secretary shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of Stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to Stockholders of record of the Corporation, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to Stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any Stockholder who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (g) recessing or adjourning the meeting to a later date and time and place announced at the meeting; and (h) concluding the meeting. Unless otherwise determined by the chairman of the meeting, meetings of Stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

     Section 7. VOTING. A plurality of all the votes cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation (the "Charter"). Unless otherwise provided in the Charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of Stockholders.

     Section 8. PROXIES. A Stockholder may cast the votes entitled to be cast by the shares of stock owned of record by the Stockholder either in person or by proxy executed in writing by the Stockholder or by the Stockholder's du1y authorized agent in any manner permitted by law. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

     Section 9. QUORUM. At any meeting of Stockholders, the presence in person or by proxy of Stockholders entitled to cast one-third (33 1/3%) of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the Charter of the Corporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the Stockholders, the chairman of the meeting shall have the power to adjourn the meeting. At such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally notified.

     The Stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

     Section 10. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

     Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     Section 11. FIXING OF RECORD DATE. The Board of Directors may set a record date for the purpose of determining stockholders entitled to vote at or notice of any meeting of the stockholders or to receive a dividend or be allotted rights or for the purpose of any other proper determination with respect to stockholders and only stockholders of record on such date shall be entitled to vote at or receive notice of such meeting, to receive such dividends or rights or otherwise, as the case may be. The record date, which may not be prior to the close of business on the day the record date is fixed, shall be not more than 90 days before the date of the meeting of stockholders, payment of dividend, allotment of rights or other action requiring determination of a record date, nor, in the case of a stockholders meeting, less than ten days before the date of such meeting. All persons who were holders of record of shares as of the record date, and not others, shall be entitled to vote at such meeting and any adjournment thereof.

     Section 12. INSPECTORS. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Stockholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be PRIMA FACIE evidence thereof.


     Section 13. Nominations and Proposals by Stockholders.

          (a) ANNUAL MEETINGS OF STOCKHOLDERS.

               (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the Stockholders may be made at an annual meeting of Stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any Stockholder of the Corporation who was a Stockholder of record both at the time of giving of notice provided for in this Section 13( a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

               (2) For nominations for election to the Board of Directors or other business to be properly brought before an annual meeting by a Stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by Stockholders. To be timely, a Stockholder's notice must be delivered to the Secretary at the principal executive office of the Corporation by not later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting nor earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the mailing of the notice for the preceding year's annual meeting, notice by the Stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Corporation. In no event shall the public announcement of a postponement of the mailing of the notice for such annual meeting or of an adjournment or postponement of an annual meeting to a later date or time commence a new time period for the giving of a Stockholder's notice as described above. A Stockholder's notice to be proper must set forth (i) as to each person whom the Stockholder proposes to nominate for election or reelection as a director (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Corporation that are beneficially owned or owned of record by such person and (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation l4A (or any successor provision) under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the Stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Stockholder (including any anticipated benefit to the Stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the Stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such Stockholder, as they appear on the Corporation's stock ledger and current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such Stockholder and such beneficial owner.

               (3) Notwithstanding anything in the second sentence of paragraph
(a)(2) of this Section 13 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation of such action or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, a Stockholder's notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day immediately following the day on which such public announcement is first made by the Corporation.

          (b) SPECIAL MEETING OF STOCKHOLDERS. Only such business shall be conducted at a special meeting of Stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of Stockholders at which directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any Stockholder of the Corporation who is a Stockholder of record both at the time of giving of notice provided for in this Section l3(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section l3(b). In the event the Corporation calls a special meeting of

Stockholders for the purpose of electing one or more directors to the Board of Directors, any such Stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation's notice of meeting, if the Stockholder's notice containing the information required by paragraph (a)(2) of this Section 13 shall have been delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a Stockholder's notice as described above.

          (c) GENERAL.

               (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 shall be eligible to serve as directors, and only such business shall be conducted at a meeting of Stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or other business is not in compliance with this Section 13, to declare that such nomination or proposal shall be disregarded.

               (2) For purposes of this Section 13, (a) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) "public announcement" shall mean disclosure (i) in a press release either transmitted to the principal securities exchange on which shares of the Corporation's common stock are traded or reported by a recognized news service or (ii) in a document publicly filed by the Corporation with the United States Securities and Exchange Commission.

               (3) Notwithstanding the foregoing provisions of this Section 13, a Stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of a Stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

     Section 14. VOTING BY BALLOT. Voting on any question or in any election may be VIVA VOCE unless the chairman of the meeting shall order or any Stockholder shall demand that voting be by ballot.

     Section 15. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Except as otherwise required by law (including the MGCL and the 1940 Act), the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the following are filed with the records of stockholders meetings: (i) a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and (ii) if applicable, a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote thereat. Such consent shall be treated for all purposes as a vote at the meeting.

     Section 16. STOCK LEDGER AND LIST OF STOCKHOLDERS. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each Stockholder and the number of shares of each class held of record by such Stockholder.


                                  ARTICLE III

                               BOARD OF DIRECTORS

     Section 1. GENERAL POWERS. The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all the powers of the Corporation and do all such lawful acts as are not conferred upon or reserved to the stockholders of the Corporation by law (including the MGCL and the 1940 Act), the Articles of Incorporation or these Bylaws.

     Section 2. NUMBER OF DIRECTORS. Subject to Section 2-402(a) of the Maryland General Corporation Law (the "MGCL") and the Investment Company Act of 1940, as amended (the "1940 Act") and pursuant to Article SECOND of Articles Supplementary accepted for record by the SDAT as of June 15, 2000, the number of directors constituting the entire Board of Directors may be increased or decreased from time to time only by a vote of the Board of Directors, provided however that the tenure of office of a director shall not be affected by any decrease in the number of directors.

     Section 3. TERM OF DIRECTORS. Pursuant to Article SECOND of the Articles Supplementary accepted for record by the SDAT as of June 15,2000, the Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III, respectively. Within the limits above specified, the number of Directors in each class shall be determined by resolution of the Board of Directors. The term of office of all of the Directors shall expire on the date of the first annual meeting of Stockholders or special meeting in lieu thereof following the effective date. The term of office of the first class shall expire on the date of the second annual meeting of Stockholders or special meeting in lieu thereof. The term of office of the second class shall expire on the date of the third annual meeting of Stockholders or special meeting in lieu thereof. The term of office of the third class shall expire on the date of the fourth annual meeting of Stockholders or special meeting in lieu thereof. Upon expiration of the term of office of each class as set forth above, the number of Directors in such class, as determined by the Board of Directors, shall be elected for a term of three years to succeed the Directors whose terms of office expire. Each Director elected shall serve until his or her successor is duly elected and qualifies. A Director need not be a Stockholder of the Corporation, a citizen of the United States or a resident of the State of Maryland.

     Section 4. REMOVAL OF DIRECTORS. At any stockholders meeting provided a quorum is present, any director of the Corporation may be removed by a vote of seventy-five percent (75%) of the shares entitled to be cast for the election of directors. Pursuant to Section 2-406(b)(3) of the MGCL, a Director may be removed only with cause. "Cause" shall mean, with respect to any particular Director of the Corporation, conviction of a felony or final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

     Section 5. RESIGNATION. A director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 6. VACANCIES. Subject to the 1940 Act and pursuant to Article SECOND of Articles Supplementary accepted for record by the SDAT as of June
15, 2000, if for any reason any or all the Directors cease to be Directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining Directors hereunder (even if fewer than three Directors remain). Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, even if the remaining Directors do not constitute a quorum. Any Director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

     Section 7. PLACE OF MEETINGS. Meetings of the Board of Directors may be held at such place, within or outside the State of Maryland, as the Board of Directors may from time to time determine or as shall be specified in the notice of such meeting.

     Section 8. REGULAR MEETINGS. The Board of Directors from time to time may provide by resolution for the holding of regular meetings and fix their time and place. Notice of regular meetings of the Board of Directors need not be given, provided that notice of any change in the time or place of such meetings shall be sent promptly to each director not present at the meeting at which such change was made, in the manner provided for notice of special meetings.

     The annual meeting of the Board of Directors shall be held as soon as practicable after the annual meeting of stockholders at which directors are elected. No notice of such meeting shall be necessary if held immediately after the adjournment, and at the site, of the meeting of stockholders. If not so held, notice shall be given as provided in Section 9 of this Article III for special meetings of the Board of Directors.

     Section 9. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by two or more directors of the Corporation or by the Chairman of the Board of Directors (if one has been designated by the Board of Directors) or the President. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of a special meeting of the Board of Directors without other notice than such resolution.

     Section 10. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each Director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the Director or his or her agent is personally given such notice in a telephone call to which the Director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the Director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the Director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. A written waiver of notice, signed, either before or after the meeting, by the director entitled to such notice and filed with the records of the meeting, or actual attendance at the meeting, shall be deemed equivalent to the giving of notice to such director. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

     Section 11. QUORUM AND VOTING. One-third, but not less than two, of the members of the entire Board of Directors shall be present in person at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting, and, except as otherwise expressly required by law (including the MGCL and the 1940 Act), the Articles of Incorporation or these Bylaws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place until a quorum shall be present thereat. Notice of the time and place of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

     The Directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors to leave less than a quorum. The action of the majority of the Directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute. If enough Directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of the Directors still present at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law or the Charter.

     Section 12. ORGANIZATION. The Board of Directors may, by resolution adopted by a majority of the entire Board of Directors, designate a Chairman of the Board, who shall preside at each meeting of the Board of Directors, be EX OFFICIO a member of all committees of the Board of Directors and shall have such other powers and perform such other duties as may be assigned to the Chairman from time to time by the Board of Directors. If the Chairman of the Board of Directors is absent or unable to act, the President (if he is also a director) or, if he is not a director or is absent or unable to act, another director chosen by a majority of the directors present, shall act as chairman of the meeting and preside thereat. The Secretary (or, if he is absent or unable to act, any person appointed by the chairman) shall act as secretary of the meeting and keep the minutes thereof.

     Section 13. COMPENSATION. No director shall receive any stated salary or fees from the Corporation for his services as such if such director is, otherwise than by reason of being such director, an interested person (as such term is defined by the 1940 Act) of the Corporation or of its investment adviser, administrator or principal underwriter. Except as provided in the preceding sentence, directors shall be entitled to receive such compensation from the Corporation for their services, and reimbursement for reasonable expenses incurred by them in connection with such services, as may from time to time be voted by the Board of Directors.

     Section 14. INVESTMENT POLICIES. It shall be the duty of the Board of Directors to ensure that the purchase, sale, retention and disposal of portfolio securities and the other investment practices of the Corporation are at all times consistent with the investment policies and restrictions with respect to securities investments and otherwise of the Corporation, as recited in the prospectus included in the registration statement of the Corporation relating to the public offering of shares of its capital stock, as filed with the Securities and Exchange Commission (or as such investment policies and restrictions may be modified by the Board of Directors or, if required, by majority vote of the stockholders of the Corporation in accordance with the 1940 Act and the rules and regulations thereunder). The Board of Directors, however, may delegate the duty of management of the assets and the administration of its day to day operations to one or more individuals or corporate management companies and/or investment advisers pursuant to a written contract or contracts which have obtained the requisite approvals, including the requisite approvals of renewals thereof, of the Board of Directors and/or the stockholders of the Corporation in accordance with the provisions of the 1940 Act or the rules and regulations thereunder.

     Section 15. POWER TO ISSUE AND SELL STOCK. The Board of Directors may from time to time issue and sell or cause to be issued and sold any of the Corporation's authorized shares to such persons and for such consideration as the Board of Directors shall deem advisable or as the 1940 Act or the rules and regulations thereunder may require, subject to the provisions of Article III of the Articles of Incorporation. The Board of Directors may appoint one or more underwriters, distributors or agents for the sale of shares of stock of the Corporation and may pay such underwriters, distributors or agents such compensation as the Board of Directors shall deem appropriate, and may enter into such contract or contracts with such underwriters, distributors or agents as the Board of Directors may in its discretion deem reasonable and proper. Any such contract or contracts may be made with individuals, corporate management companies and/or investment advisers to whom the Board of Directors has delegated management or administrative duties pursuant to this Section 15 or any firm or corporation in which any director or directors may be interested.

     Section 16. EXECUTIVE COMMITTEE. The Board of Directors may, by resolution passed by a majority of the whole Board, appoint from the directors an Executive Committee to consist of two or more of such number of directors as the Board may from time to time determine. The Chairman of the Committee shall be elected by the Board of Directors. The Board of Directors by such affirmative vote shall have power at any time to change the members of such Committee and may fill vacancies in the Committee by election from the directors. When the Board of Directors is not in session, to the extent permitted by law, the Executive Committee shall have and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Corporation. The Executive Committee may fix its own rules of procedure, and may meet when and as provided by such rules or by resolution of the Board of Directors, but in every case the presence of a majority shall be necessary to constitute a quorum. During the absence of a member of the Executive Committee, the remaining members may appoint a member of the Board of Directors to act in his place.

     Section 17. OTHER COMMITTEES. The Board of Directors may appoint from the directors or otherwise other committees which shall have and may exercise such powers as may be provided in their resolutions and which the Board of Directors may lawfully delegate. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time to change the members and powers of any such committee, to fill vacancies and to discharge any such committee.

     Section 18. MEETINGS BY CONFERENCE TELEPHONE. The members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and such participation shall constitute presence in person at such meeting; PROVIDED, HOWEVER, that such participation shall not constitute presence in person with respect to matters which pursuant to the 1940 Act or the rules and regulations thereunder require the approval of directors by vote cast in person at a meeting.

     Section 19. WRITTEN CONSENT OF DIRECTORS IN LIEU OF A MEETING. Subject to the provisions of the 1940 Act and the rules and regulations thereunder, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writings or writing are filed with the minutes of the proceedings of the Board of Directors or committee.

     Section 20. RELIANCE. Each Director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a Director.

     Section 21. CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The Directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any Director or officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the Corporation.


                                   ARTICLE IV

                         OFFICERS, AGENTS AND EMPLOYEES

     Section 1. NUMBER, ELECTION, QUALIFICATIONS. The officers of the Corporation shall be a President, such number of Vice Presidents as the Board of Directors may deem necessary or proper, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors or the Executive Committee (if any) may also from time to time in its discretion appoint such officers (including one or more Assistant Vice Presidents, one or more Assistant Treasurers and one or more Assistant Secretaries), and may itself appoint or delegate to the President the power to appoint such agents and employees, as may be necessary or desirable for the business of the Corporation. Such officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board of Directors or the Executive Committee. Any two or more offices may be held by the same person, except the offices of President and Vice President, but no officer shall execute, acknowledge or verify any instrument as an officer in more than one capacity if such instrument is required by law or these Bylaws to be executed acknowledged or verified by two or more officers. Those officers who are elected by the Board of Directors shall be elected by the Board of Directors annually, each to hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these Bylaws.

     Section 2. RESIGNATIONS. Any officer of the Corporation may resign at any time by giving written notice of resignation to the Board of Directors, the Chairman of the Board of Directors, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 3. REMOVAL OF OFFICER, AGENT OR EMPLOYEE. Any officer, agent or employee of the Corporation may be removed by the Board of Directors or the Executive Committee (if any) with or without cause at any time, and the Board of Directors or the Executive Committee may delegate such power of removal as to agents and employees not elected by the Board of Directors. Such removal shall be without prejudice to such person's contract rights, if any, but the appointment of any person as an officer, agent or employee of the Corporation shall not of itself create contract rights.

     Section 4. VACANCIES. A vacancy in any office, either arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant, in the manner prescribed in this Article IV for the regular election or appointment to such office.

     Section 5. COMPENSATION. The compensation of the officers of the Corporation shall be fixed by the Board of Directors or the Executive Committee (if any), but this power may be delegated to the President or any other officer in respect of officers under his control.

     Section 6. BONDS OR OTHER SECURITY. The Board of Directors or the Executive Committee (if any) may require any officer, employee or agent of the Corporation to execute a bond (including, without limitation, any bond required by the 1940 Act or the rules and regulations thereunder) or other security to the Corporation in such sum and with such surety or sureties as the Board of Directors may determine, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting of any of the Corporation's property, funds or securities that may come into his hands.

     Section 7. PRESIDENT. The President shall be the chief executive officer of the Corporation. In the absence of the Chairman of the Board of Directors (or if there be none), he shall preside at all meetings of the stockholders and of the Board of Directors (if he is also a director). Subject to the control of the Board of Directors, he shall be the senior officer of the Corporation, have general charge of the business and affairs of the Corporation and general supervision over its officers, employees and agents. He may employ and discharge employees and agents of the Corporation, except such as shall be appointed by the Board of Directors, and he may delegate these powers. Except as the Board of Directors may otherwise order, he may sign in the name and on behalf of the Corporation all deeds, bonds, contracts or agreements.

     Section 8. VICE PRESIDENT. The Board of Directors or the Executive Committee (if any) may from time to time elect one or more vice presidents who shall have such powers and perform such duties as from time to time may be assigned to them by the Board of Directors or the Executive Committee. At the request or in the absence or disability of the President, the Vice President (or, if there are two or more Vice Presidents, the senior of the Vice Presidents present and able to act) may perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

     Section 9. TREASURER AND ASSISTANT TREASURERS. The Treasurer shall:

          (a) have general charge and custody of, and be generally responsible for, all the funds and securities of the Corporation, except those which the Corporation has placed in the custody of a bank, trust company or member of a national securities exchange (as that term is defined in the Securities Exchange Act of 1934, as amended) pursuant to a written agreement designating such bank, trust company or member of a national securities exchange as a custodian or sub custodian of the property of the Corporation (in which case the Treasurer shall have general supervision of the performance by the custodian or sub custodian of its duties pursuant thereto);

          (b) render to the Board of Directors, whenever directed by the Board of Directors, an account of the financial condition of the Corporation and of all transactions as Treasurer;

          (c) cause to be prepared annually a full and correct statement of the affairs of the Corporation, including a balance sheet and a financial statement of operations for the preceding fiscal year, which shall be submitted at the annual meeting of stockholders and filed within twenty days thereafter at the principal office of the Corporation in the State of Maryland;

          (d) cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

          (e) cause all moneys and other valuables to be deposited to the credit of the Corporation;

          (f) provide assistance to the Audit Committee of the Board of Directors and report to such committee as necessary; and

          (g) in general, perform all the duties incident to the office of the chief financial and accounting officer of the Corporation and such other duties as from time to time may be assigned to him by the Board of Directors or the President.

Any Assistant Treasurer may perform such duties of the Treasurer as the Treasurer, the Board of Directors or the Executive Committee (if any) may assign, and, in the absence of the Treasurer, may perform all the duties of the Treasurer.

     Section 10. SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall:

          (a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders;

          (b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law;

          (c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

          (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

          (e) in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors, the Executive Committee (if any) or the President.

     Any Assistant Secretary may perform such duties of the Secretary as the Secretary, the Board of Directors or the Executive Committee may assign, and, in the absence of the Secretary, may perform all the duties of the Secretary.

     Section 11. DELEGATION OF DUTIES. In case of the absence of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may confer for the time being the powers or duties, or any of them, of such officer upon any other officer or upon any director.


                                   ARTICLE V

                         INDEMNIFICATION AND INSURANCE

     Section 1. INDEMNIFICATION. The Corporation shall indemnify to the fullest extent permitted by law (including the MGCL and the 1940 Act), any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Corporation or serves or served at the request of the Corporation any other enterprise as a director or officer. To the fullest extent permitted by law (including the

MGCL and the 1940 Act), expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this
Section 1 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment of this Section 1 shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Section 1, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation. The provisions of this Section 1 shall be in addition to the other provisions of this Article.

     Present or former employees and agents of the Corporation who are not or were not officers or directors of the Corporation may be indemnified by the Corporation, and reasonable expenses incurred by such persons may be paid or reimbursed by the Corporation, in accordance with the procedures and to the fullest extent permitted by law (including the MGCL and the 1940 Act), and to such further extent, consistent with the foregoing, as may be provided by action of the Board of Directors or by written agreement.

     Nothing in this Section 1 protects or purports to protect any director, officer, employee or agent of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Section 2. EXEMPTION FROM LIABILITY. To the fullest extent permitted by law (including the MGCL and the 1940 Act), no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; PROVIDED, HOWEVER, that nothing in this Section 2 protects or purports to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Section 2 shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal.

     Section 3. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who, while serving in such a capacity is or was also serving at the request of the Corporation as a director, officer, employee or agent of any other enterprise, protecting such person, to the fullest extent permitted by law (including the MGCL and the 1940 Act), from liability arising from his activities or position as director, officer, employee, or agent of the Corporation or such other enterprise, whether or not the Corporation would have the power to indemnify such person against such liability. The Corporation, however, may not purchase insurance on behalf of any officer or director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Corporation may purchase insurance to the extent provided in this
Section 3 on behalf of an employee or agent who is not an officer or director of the Corporation.



                                   ARTICLE VI

                                 CAPITAL STOCK

     Section 1. STOCK CERTIFICATES. Except as otherwise provided in these Bylaws, this Section shall not be interpreted to limit the authority of the Board of Directors to issue some or all of the shares of any or all of its classes or series without certificates. Each Stockholder, upon written request to the Secretary of the Corporation, shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him in the Corporation. Each certificate shall be signed by the President or a Vice President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and may be sealed with the seal, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes of stock, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the Corporation has authority to issue stock of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of stock and, if the Corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. In lieu of such statement or summary, the certificate may state that the Corporation will furnish a full statement of such information to any Stockholder upon request and without charge. If any class of stock is restricted by the Corporation as to transferability, the certificate shall contain a full statement of the restriction or state that the Corporation will furnish information about the restrictions to the Stockholder on request and without charge.

     Section 2. TRANSFER OF SHARES. Shares of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his duly authorized attorney or legal representative, upon surrender and cancellation of certificates, if any, for the same number of shares, duly endorsed or accompanied by proper instruments of assignment and transfer, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require; in the case of shares not represented by certificates, the same or similar requirements may be imposed by the Board of Directors.

     Section 3. STOCK LEDGERS. The stock ledgers of the Corporation, containing the names and addresses of the stockholders and the number of shares held by them respectively, shall be kept at the principal offices of the Corporation or, if the Corporation employs a Transfer Agent, at the offices of the Transfer Agent of the Corporation.

     Section 4. LOST DESTROYED OR MUTILATED CERTIFICATES. The holder of any certificates representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated, and the Board of Directors or the Executive Committee (if any) may, in its discretion, require such owner or his legal representatives to give to the Corporation a bond or other indemnity in such sum, limited or unlimited, and in such form and with such surety or sureties, as the Board of Directors or the Executive Committee in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, or issuance of a new certificate. Anything herein to the contrary notwithstanding, the Board of Directors or the Executive Committee, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Maryland.


                                  ARTICLE VII

                                  FISCAL YEAR

     Unless otherwise determined by the Board of Directors, the fiscal year of the Corporation shall end on the 31st day of December.

                                  ARTICLE VIII

                                   CUSTODIANS

     Section 1. QUALIFICATIONS AND DUTIES. The Corporation shall have as custodian or custodians (including any subcustodian) one or more trust companies or banks of good standing which shall conform to the requirements of Section 17(f) of the 1940 Act and the rules promulgated thereunder. To the extent required by the 1940 Act and the rules promulgated thereunder, the funds and securities held by the Corporation shall be kept in the custody of one or more such custodians (and any subcustodian), provided such custodian or custodians (and any subcustodian) can be found ready and willing to act.

     Section 2. RESIGNATION, CHANGE OR INABILITY TO SERVE. The Corporation shall upon the resignation, change or inability to serve of its custodian (and any subcustodian):

          (a) in case of such resignation or inability to serve, use its best efforts to obtain a successor custodian;

          (b) require that the cash and securities owned by the Corporation be delivered directly to the successor custodian; and

          (c) in the event that no successor custodian can be found, submit to the stockholders before permitting delivery of the cash and securities owned by the Corporation otherwise than to a successor custodian, the question whether or not this Corporation shall be liquidated or shall function without a custodian.


                                   ARTICLE IX

                            EXECUTION OF INSTRUMENTS

     Section 1. CHECKS, NOTES, DRAFTS, ETC. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and upon the Corporation when authorized or ratified by action of the Board of Directors and executed by an authorized person.

     Section 2. SALE OR TRANSFER OF SECURITIES. Stock certificates, bonds or other securities at any time owned by the Corporation may be held on behalf of the Corporation or sold, transferred or otherwise disposed of subject to any limits imposed by these Bylaws and pursuant to authorization by the Board of Directors and when so authorized to be held on behalf of the Corporation or sold, transferred or otherwise disposed of, may be transferred from the name of the Corporation by the signature of the President or a Vice President or the Treasurer or pursuant to any procedure approved by the Board of Directors, subject to applicable law.

                                   ARTICLE X

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of independent public accountants which shall sign or certify the financial statements of the Corporation which are filed with the Securities and Exchange Commission shall be selected annually by the Board of Directors and ratified by the stockholders in accordance with the provisions of the 1940 Act and the rules and regulations thereunder. The employment of the Accountant shall be conditioned upon the right of the Corporation to terminate the employment forthwith without any penalty by vote of a majority of the outstanding voting securities at any stockholders' meeting called for that purpose.


                                   ARTICLE XI

                                NET ASSET VALUE

     The value of the Corporation's net assets shall be determined at such times and by such method as shall be established from time to time by the Board of Directors.


                                  ARTICLE XII

                                   AMENDMENTS

     Section 1. GENERAL. Except as provided in Section 2 of this Article XII, all Bylaws of the Corporation, whether adopted by the Board of Directors or the stockholders, shall be subject to amendment, alteration or repeal, and new Bylaws may be adopted, by the affirmative vote of a majority of either:

          (a) the holders of record of the outstanding shares of stock of the Corporation entitled to vote, at any annual or special meeting, the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal or new Bylaw; or

          (b) the directors, at any regular or special meeting for which the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal or new Bylaw.

     Section 2. By Stockholders Only.

     No amendment of any section of these Bylaws shall be made except by the stockholders of the Corporation, if the Bylaws provide that such section may not be amended, altered or repealed except by the stockholders.

     From and after the issue of any shares of the capital stock of the Corporation, no amendment of this Article XII shall be made except by the stockholders of the Corporation.

                          THE FRANCE GROWTH FUND, INC.


                            CERTIFICATE OF SECRETARY


     I, Steven M. Cancro, in my capacity as Secretary of The France Growth Fund, Inc., a Maryland corporation (the "Corporation"), do hereby certify that attached hereto is a true and complete copy of the Bylaws of the Corporation, as amended and restated and in effect on the date hereof.

     IN WITNESS WHEREOF, I have executed this Certificate as of the     day of
May, 2002.


                                        THE FRANCE GROWTH FUND, INC.


                                        By: /s/ STEVEN M. CANCRO
                                            -----------------------------------
                                            Name:  Steven M. Cancro
                                            Title: Vice President and Secretary